UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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synchrony
SYNCHRONY FINANCIAL 777 LONG RIDGE ROAD STAMFORD, CT 06902
Your Vote Counts!
SYNCHRONY FINANCIAL
2023 Annual Meeting
Vote by May 17, 2023 11:59 PM ET
V04244-P82839
You invested in SYNCHRONY FINANCIAL and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2023.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
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Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
May 18, 2023
11:00 AM Eastern Time
Virtually at: www.virtualshareholdermeeting.com/SYF2023
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Directors
Nominees:
1a. Brian D. Doubles For
1b. Fernando Aguirre For
1c. Paget L. Alves For
1d. Kamila Chytil For
1e. Arthur W. Coviello, Jr. For
1f. Roy A. Guthrie For
1g. Jeffrey G. Naylor For
1h. Bill Parker For
1i. Laurel J. Richie For
1j. Ellen M. Zane For
2. Advisory Vote to Approve Named Executive Officer Compensation For
3. Ratification of Selection of KPMG LLP as Independent Registered Public Accounting Firm of the Company for 2023 For
NOTE: Any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
V04245-P82839